UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to
Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

ACM Research, Inc.
(Name of Registrant as Specified In Its Charter)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

SUPPLEMENT TO PROXY STATEMENT
FOR 2022 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 30, 2022

The following information relates to the notice of ACM Research, Inc. filed as definitive additional materials with the Securities and Exchange Commission on May 20, 2022, or the Proxy Notice, regarding the availability of proxy material for the 2022 Annual Meeting of Stockholders, or the Annual Meeting, to be held via live audio webcast on June 30, 2022 at 7:00 a.m., Pacific time.

The information in this Supplement modifies and supersedes any inconsistent information contained in, or filed with, the Proxy Notice. We urge you to read carefully this Supplement, together with the proxy statement filed separately with the Securities and Exchange Commission on May 20, 2022, in connection with the Annual Meeting, or the Proxy Statement.

EXPLANATORY STATEMENT

Due to a printer error, an incorrect Proxy Notice was filed as definitive additional materials with the Securities and Exchange Commission. The Proxy Notice presented on the following page replaces the incorrect Proxy Notice previously filed. This Supplement does not reflect any other events occurring after the date of the Proxy Notice or modify or update disclosures that may have been affected by subsequent events.

The board of directors recommends a vote in favor of all proposals set forth in the Proxy Statement.

If you have already voted by means other than the proxy card that accompanied the Proxy Statement as filed with the Securities and Exchange Commission on May 20, 2022, you do not need to vote again unless you would like to change your prior vote on any proposal. If you have already properly submitted your proxy and would like to change your vote, you may revoke your proxy before it is voted at the Annual Meeting by:

•	voting via the Internet or telephone at a later time;

•	submitting a completed and signed proxy card in the form accompanying this Supplement;

•	sending a timely written notice that you are revoking your proxy to our Corporate Secretary at ACM Research, Inc., 42307 Osgood Road, Suite I, Fremont, California 94539; or

•	voting via the Internet at the Annual Meeting (simply attending the Annual Meeting will not, by itself, revoke your proxy).

Your most current proxy card or telephone or Internet proxy is the one that is counted. If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be Held on June 30, 2022 at www.virtualshareholdermeeting.com/ACMR2022:
The Proxy Statement (as amended on the date of this Supplement), the Proxy Notice filed with this Supplement, our form of proxy card and our 2021 Annual Report to Stockholders are available in the “Investors” section of our website at www.acmrcsh.com and with our current proxy materials at www.proxyvote.com.

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SUPPLEMENTAL INFORMATION

Your **Vote** Counts!

ACM RESEARCH, INC.

2022 Annual Meeting

Vote by June 29, 2022

11:59 PM ET

ACM RESEARCH

ACM RESEARCH, INC.
42307 OSGOOD ROAD, SUITE I
FREMONT, CA 94539

You invested in ACM RESEARCH, INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 30, 2022.**

Get informed before you vote

View the Notice & Proxy Statement, Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 16, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

June 30, 2022
7:00 AM PDT

Virtually at:
www.virtualshareholdermeeting.com/ACMR2022

*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	Election of Directors **Nominees:**	
1a.	Haiping Dun	For
1b.	Chenming C. Hu	For
1c.	Tracy Liu	For
1d.	David H. Wang	For
1e.	Xiao Xing	For
2.	Ratification of appointment of Armanino LLP as independent auditor for 2022.	For

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.